Exhibit (a)(1)(H)

WELCOME TO THE DOLBY

STOCK OPTION EXCHANGE PROGRAM WEBSITE

Click on the links below to view details of the Stock Option

Exchange Program:

• Offer to Exchange

• Employee Presentation

• International Tax Supplement Taken from the Offer to Exchange

• U.S. Tax Overview Taken from the Offer to Exchange

If you are an eligible Dolby option holder,

please click the Continue button to log in.

These documents are in Adobe Portable Document Format (PDF). You will need Adobe Acrobat Reader software to read the files. If you do not have Acrobat, please click on the icon to download the software or contact your local IT support.

Dolby may extend the expiration date of the Stock Option Exchange Program in its discretion

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

Enter your email address

Enter your 9-digit Personal Identification Number (PIN) that you received via e-mail on July 16, 2012. Please do not enter spaces.

Forgot your PIN?

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

Forgot your PIN?

Please enter your Employee ID Number below. Your Employee ID Number is the last six digits of your Personnel Number on your paystub. (Please ask your local HR contact for your Personnel Number if not shown on your paystub.)

If you cannot locate your Employee ID Number, please contact the Computershare Call Center at the number below to request your PIN.

Once entered, please click Continue and your PIN will be sent to the e-mail address on file.

Employee ID

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

Forgot your PIN?

Your PIN has been sent to the e-mail address on file. Any further issues please contact the Computershare Call Center.

Return to Log In Page

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

Current Date Jul-13-2012 Name and Address FirstName LastName Address1 Address2 Address3 City, State xxxxx Country	Exchange Offer Expires August 10, 2012 @ 9:00pm PT	Employee ID 04171966

Hello FirstName, below are your current eligible outstanding stock options.

Please make your exchange selection by clicking the “Exchange” or “Do Not Exchange” button for each eligible stock option and then click Submit.

Click here to access the Option Exchange Analysis Tool to help you evaluate your eligible grants.

Option Grant #	Grant Date	Eligible Outstanding Options			Exercise Price	Exchange Ratio	New RSUs if Outstanding Options are Exchanged	Make ONE Election for each eligible grant	Post Exchange Vesting Period
		Vested	Unvested	Total
14A54	Sep-15-2010	58	292	500	$54.68	3.3	151	Exchange Do Not Exchange	25% year one 25% year two and 50% year three

You acknowledge that: (1) the Stock Option Exchange Program is a discretionary program established by Dolby and may be suspended, modified or terminated by Dolby at any time, as provided in the Offer to Exchange Certain Outstanding Options for Restricted Stock Units (“Offer to Exchange”); and (2) the RSUs to be granted under the program are discretionary in nature and such issue does not create any contractual or other right to receive future equity or cash compensation, payments or benefits.

By clicking below, you agree to the terms and conditions of this Exchange Program as described in the Offer to Exchange.

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

Option Exchange Analysis Tool

This tool is designed to help you decide if you want to participate in this program. Click the “Update” button after you have entered any new prices to see the revised potential gains.

Current Date Jul-13-2012 Name and Address FirstName LastName Address1 Address2 Address3 City, State xxxxx Country	Employee ID 04171966

Insert Assumed Future Stock Price
Updates the chart to compare what the potential gains* could be on your original grants versus the new grants.

Option Grant #	Grant Date	Eligible Outstanding Options			Exercise Price	Assumed Pre-Tax Gain on Options Outstanding	Exchange Ratio	New RSUs if Outstanding Options Exchanged	Assumed Pre-Tax Value of New RSUs	Est. Break Even Price
		Vested	Unvested	Total
14A54	Sep-15-2010	58	292	500	$54.68	N/A	3.3	151	$0	$79.53

* Modeling does not take into account potential differences in tax or vesting implications Return to the Stock Option Exchange Election Form

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

Option Exchange Analysis Tool

This tool is designed to help you decide if you want to participate in this program. Click the “Update” button after you have entered any new prices to see the revised potential gains.

Current Date Jul-13-2012 Name and Address FirstName LastName Address1 Address2 Address3 City, State xxxxx Country	Employee ID 04171966

Insert Assumed Future Stock Price

Updates the chart to compare what the potential gains* could be on your original grants versus the new grants.

Option Grant #	Grant Date	Eligible Outstanding Options			Exercise Price	Assumed Pre-Tax Gain on Options Outstanding	Exchange Ratio	New RSUs if Outstanding Options Exchanged	Assumed Pre-Tax Value of New RSUs	Est. Break Even Price
		Vested	Unvested	Total
20002418	Feb-05-2008	1,140	0	1,140	$48.15	$13,509	3.1	367	$22,020	$71.08

Assumed Pre-Tax Gain on Options Outstanding Assumed Pre-Tax Value of New RSUs * Modeling does not take into account potential differences in tax or vesting implications

Return to the Stock Option Exchange Election Form

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

ELECTION CONFIRMATION

Current Date Jul-13-2012	Exchange Offer Expires August 10, 2012 @ 9:00pm PT	Employee ID 04171966

Name and Address FirstName LastName Address1 Address2 Address3 City, State xxxxx Country		Confirmation# 147852369071312110845

Please print this page for your records. Please note, you may re-enter the site to view and/or change your election(s) at any time before the expiration date/time.

Option Grant #	Grant Date	Eligible Outstanding Options			Exercise Price	Exchange Ratio	New RSUs if Outstanding Options are Exchanged	Make ONE Election for each eligible grant	Post Exchange Vesting Period
		Vested	Unvested	Total
14A54	Sep-15-2010	58	292	500	$54.68	3.3	151	Exchange	25% year one 25% year two and 50% year three

You will receive an email notification from Charles Schwab within two weeks after the exchange offer has concluded, confirming any exchanged grants.

Please be advised that you cannot update your election(s) after the Exchange Program expires at 9:00 PM Pacific Time on August 10, 2012. However, you may return to this website at any time before the Exchange Program expiration date/time to update your election(s).

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

You have logged out of the Dolby

Exchange Program website.

Please be advised that you cannot update your election(s) after the Exchange

Program expires at 9:00 PM Pacific Time on August 10, 2012. However, you may

return to this website at any time before the Exchange Program expiration date/time to update your election(s).

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

ELECTION SUMMARY

Current Date Jul-13-2012	Exchange Offer Expires August 10, 2012 @ 9:00pm PT	Employee ID 04171966

Name and Address FirstName LastName Address1 Address2 Address3 City, State xxxxx Country		Confirmation# 147852369071312110845

Welcome back FirstName, the election reflected below was submitted on Jul-13-2012 08:12:23 AM Pacific Time. Click the “Exchange” or “Do not Exchange” button for each eligible stock option you intend to update, and then click Submit. If you would like to keep your current elections below click on the “Log Out” button.

Click here to access the Option Exchange Analysis Tool to help you evaluate your eligible grants.

Option Grant #	Grant Date	Eligible Outstanding Options			Exercise Price	Exchange Ratio	New RSUs if Outstanding Options are Exchanged	Make ONE Election for each eligible grant	Post Exchange Vesting Period
		Vested	Unvested	Total
14A54	Sep-15-2010	58	292	500	$54.68	3.3	151	Exchange Do Not Exchange	25% year one 25% year two and 50% year three

You acknowledge that: (1) the Stock Option Exchange Program is a discretionary program established by Dolby and may be suspended, modified or terminated by Dolby at any time, as provided in the Offer to Exchange Certain Outstanding Options for Restricted Stock Units (“Offer to Exchange”); and (2) the RSUs to be granted under the program are discretionary in nature and such issue does not create any contractual or other right to receive future equity or cash compensation, payments or benefits.

By clicking below, you agree to the terms and conditions of this Exchange Program as described in the Offer to Exchange.

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

Current Date Jul-13-2012	Exchange Offer Expires August 10, 2012 @ 9:00pm PT	Employee ID 04161964

Name and Address FirstName LastName Address1 Address2 Address3 City, State xxxxx Country

Hello FirstName, below are your current eligible outstanding stock options.

Please make your exchange selection by clicking the “Exchange” or “Do Not Exchange” button for each eligible stock option and then click Submit.

Click here to access the Option Exchange Analysis Tool to help you evaluate your eligible grants.

Option Grant #	Grant Date	Eligible Outstanding Options			Exercise Price	Exchange Ratio	New RSUs if Outstanding Options are Exchanged	Make ONE Election for each eligible grant	Post Exchange Vesting Period
		Vested	Unvested	Total
abcd	Sep-15-2010	208	292	500	$54.68	3.3	151	Exchange Do Not Exchange	25% year one 25% year two and 50% year three
abcd	Sep-15-2010	58	292	500	$54.68	3.3	151	Exchange Do Not Exchange	25% year one 25% year two and 50% year three

For Dutch eligible option holders or for anyone who worked in the Netherlands between the grant and vesting date(s) of their eligible options:

☐	By checking this box, you indicate your acceptance to the employee/employer Consent Agreement as to Dutch tax and social security contributions and unconditionally agree to the terms and conditions of the Consent Agreement and to the Dutch Tax Authorities’ confirmation of the tax and social security treatment as described in the agreement

Consent Agreement to Dutch Tax Ruling

You acknowledge that: (1) the Stock Option Exchange Program is a discretionary program established by Dolby and may be suspended, modified or terminated by Dolby at any time, as provided in the Offer to Exchange Certain Outstanding Options for Restricted Stock Units (“Offer to Exchange”); and (2) the RSUs to be granted under the program are discretionary in nature and such issue does not create any contractual or other right to receive future equity or cash compensation, payments or benefits.

By clicking below, you agree to the terms and conditions of this Exchange Program as described in the Offer to Exchange.

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

ELECTION CONFIRMATION

Current Date Jul-13-2012	Exchange Offer Expires August 10, 2012 @ 9:00pm PT	Employee ID 04161964

Name and Address FirstName LastName Address1 Address2 Address3 City, State xxxxx Country		Confirmation# 963258741071312111234

Please print this page for your records. Please note, you may re-enter the site to view and/or change your election(s) at any time before the expiration date/time.

Option Grant #	Grant Date	Eligible Outstanding Options			Exercise Price	Exchange Ratio	New RSUs if Outstanding Options are Exchanged	Make ONE Election for each eligible grant	Post Exchange Vesting Period
		Vested	Unvested	Total
abcd	Sep-15-2010	208	292	500	$54.68	3.3	151	Exchange	25% year one 25% year two and 50% year three
abcd	Sep-15-2010	58	292	500	$54.68	3.3	151	Exchange	25% year one 25% year two and 50% year three

You will receive an email notification from Charles Schwab within two weeks after the exchange offer has concluded, confirming any exchanged grants.

Please be advised that you cannot update your election(s) after the Exchange Program expires at 9:00 PM Pacific Time on August 10, 2012. However, you may return to this website at any time before the Exchange Program expiration date/time to update your election(s).

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

ELECTION SUMMARY

Current Date Jul-13-2012	Exchange Offer Expires August 10, 2012 @ 9:00pm PT	Employee ID 04161964

Name and Address FirstName LastName Address1 Address2 Address3 City, State xxxxx Country		Confirmation# 963258741071312111234

Welcome back FirstName, the election reflected below was submitted on Jul-13-2012 08:16:13 AM Pacific Time. Click the “Exchange” or “Do not Exchange” button for each eligible stock option you intend to update, and then click Submit. If you would like to keep your current elections below click on the “Log Out” button.

Click here to access the Option Exchange Analysis Tool to help you evaluate your eligible grants.

Option Grant #	Grant Date	Eligible Outstanding Options			Exercise Price	Exchange Ratio	New RSUs if Outstanding Options are Exchanged	Make ONE Election for each eligible grant	Post Exchange Vesting Period
		Vested	Unvested	Total
abcd	Sep-15-2010	208	292	500	$54.68	3.3	151	Exchange Do Not Exchange	25% year one 25% year two and 50% year three
abcd	Sep-15-2010	58	292	500	$54.68	3.3	151	Exchange Do Not Exchange	25% year one 25% year two and 50% year three

For Dutch eligible option holders or for anyone who worked in the Netherlands between the grant and vesting date(s) of their eligible options:

☑	By checking this box, you indicate your acceptance to the employee/employer Consent Agreement as to Dutch tax and social security contributions and unconditionally agree to the terms and conditions of the Consent Agreement and to the Dutch Tax Authorities’ confirmation of the tax and social security treatment as described in the agreement

Consent Agreement to Dutch Tax Ruling

You acknowledge that: (1) the Stock Option Exchange Program is a discretionary program established by Dolby and may be suspended, modified or terminated by Dolby at any time, as provided in the Offer to Exchange Certain Outstanding Options for Restricted Stock Units (“Offer to Exchange”); and (2) the RSUs to be granted under the program are discretionary in nature and such issue does not create any contractual or other right to receive future equity or cash compensation, payments or benefits.

By clicking below, you agree to the terms and conditions of this Exchange Program as described in the Offer to Exchange.

The Dolby Stock Option Exchange Program expires at

9:00 PM Pacific Time on August 10, 2012.

If you have questions, please contact the

Computershare Call Center, Monday through Friday

24 hours a day (Pacific Time) at:

866-438-1109 (toll free from within the U.S.)

+1-201-680-6942 (call collect outside the U.S.)

Interpreter services are available upon request

PIN Request Email

You recently submitted a PIN reminder through the Dolby Stock Option Exchange Website. Please see your log-in information below:

Website address: www.corp-action.net/dolby

User Name: {EmailAddress}

PIN: {PIN}

If you did not submit this request or feel you received this message in error, please contact the Computershare Call Center, Monday through Friday, 24 hours per day, Pacific Time at 866-438-1109 (toll free from within the U.S.) or +1-201-680-6942 (call collect outside the U.S.).